3Q19 Financial and Operational Results November 2019

3Q19 Key Highlights www.nblenergy.com NYSE: NBL Continued momentum through 2019 Strong Operational Execution and Cost Control • Capital expenditures lower than expected from onshore and offshore developments; YTD 2019 reduction of $200 MM vs. original guide • Total Company volumes of 385 MBoe/d, at the high end of guidance and up 10% from 2Q19 • Unit production expenses approximately 10% lower than expectation, primarily driven by U.S. onshore cost initiatives Advancing Capital Efficiencies • U.S. onshore well costs decreased an incremental $0.5 MM per well from 1H19 • Record DJ and Delaware Basin production, all BU’s contributing to 3Q19 production uplift • First electric line-powered drilling rig in DJ Basin – cost reduction, lower noise and reduced emissions Leviathan Ahead of Schedule and Below Budget • Production decks installed during 3Q; first gas anticipated in December 2019 • Gross total project capital estimate lowered approximately $150 MM to $3.6 B • Expanded long-term firm sales into Egypt; acquisition of interest in EMG Pipeline closed in early November Financial Strength • Exited 3Q19 with $4.0 B in liquidity, including cash and available NBL credit facility • Extended debt maturity and reduced interest expense through liability management • On track for sustainable organic free cash flow delivery in 2020 and beyond 2

www.nblenergy.com | NYSE: NBL

3Q19 Actuals vs. Guidance

Outperformance on volumes and costs

Financial & Operating Metrics	3Q Guidance	3Q Actuals
Organic Capital[1] ($MM)	600 – 675	**556**
Total Sales Volumes (MBoe/d)	370 – 385	**385**
Oil (MBbl/d)	139 – 149	**143**
Total U.S. Onshore (MBoe/d)	282 – 294	**293**
Oil (MBbl/d)	122 – 132	**127**
Unit Production Expenses ($/BOE)	9.05 – 9.55	**8.39**
Lease Operating Expense ($/BOE)		*3.73*
Gathering, Transportation & Processing ($/BOE)		*3.05*
Production Taxes ($/BOE)		*1.47*
Other Royalty ($MM)		*5*
Marketing and Other[2] ($MM)	20 – 30	16
DD&A ($/BOE)		16.46
Exploration ($MM)		25
G&A ($MM)		91
Interest, net ($MM)		67
Equity Investment Income ($MM)	20 – 30	10
Midstream Services Revenue – 3rd Party ($MM)		19
Noncontrolling Interest – NBLX Public Unitholders ($MM)		19

Adjusted Net Earnings	3Q ($MM)
Net Income Attributable to NBL (GAAP)	**17**
Adjustments to Net Income, Before Tax	(85)
Current Income Tax Effect of Adjustments	(1)
Deferred Income Tax Effect of Adjustments	22
Adjusted Net Loss Attributable to NBL[3] (Non-GAAP)	**(47)**

Adjusted EBITDAX	3Q ($MM)
Net Income Including Noncontrolling Interest (GAAP)	**36**
Adjustments to Net Income, After Tax	(64)
DD&A	583
Exploration	25
Interest, net	67
Current Income Tax Expense, Adjusted	25
Deferred Income Tax Benefit, Adjusted	(31)
Adjusted EBITDAX[3] (Non-GAAP)	**641**

(1) Represents NBL organic capital expenditures, including NBL-funded midstream capital.
(2) Represents marketing costs and mitigation of firm transportation through 3rd party commodity purchases/sales.
(3) Non-GAAP reconciliation to GAAP measure available in 3Q19 earnings release.

noble energy | 3

www.nblenergy.com | NYSE: NBL

Delivering Key Outcomes For 2019

Setting the stage for sustainable long-term FCF(1)

1Q	2Q	3Q	4Q
Capital below, production above ✓	Permian initial row developments ✓	EPIC pipeline interim oil service start up ✓	Issue Climate Change Report ✓
Record DJ Basin volume, led by Mustang ✓	Aseng 6P well in E.G. ✓	Significant 2H USO production ramp ✓	Sustained USO capital efficiency enhancements ✓
Sanction Alen Gas Monetization ✓	Mustang Row 2 activity complete ✓	EMG pipeline acquisition ✓	**Complete Midstream Strategic Review**
Close Colombia Exploration Agreement ✓	Issue 8th Sustainability Report ✓	Leviathan platform arrives in Israel ✓	**Leviathan First Gas in December**

Other 2019 Accomplishments

- Reduced full-year capital expenditures by $200 MM
- Decreased operating cash costs and G&A by >$100 MM as compared to original guidance
- Increased FY production outlook - delivering more than 10% U.S. onshore total and oil growth over 2018
- Increased return of capital to shareholders with 9% dividend raise
- Captured 175,000 acre position in unconventional exploration plays in Wyoming

(1) *Free cash flow defined as GAAP cash flow from operations less consolidated capital investments.*

noble energy | 4

Eastern Mediterranean

www.nblenergy.com | NYSE: NBL

High-margin, low-decline assets with material cash flow inflection in 2020

3Q19 Key Highlights

Tamar Production Above ~1 Bcfe/d Gross in 3Q

- FY 2019 volumes anticipated above midpoint of guidance range
- 2 TCF cumulative production reached in July 2019 with over 99% runtime since startup
- Completed air emissions upgrade project, reducing emissions by more than 99%

Leviathan First Gas Expected in December, Ahead of Plan

- Construction is 96% complete; capital trending below estimate
- Topside production facilities installed and commissioning underway

Monetizing World-Class Gas Resources

- Increased firm sales to Dolphinus in Egypt by ~1.85 Tcf from Leviathan and Tamar, extended sales agreements to 15 years
- Acquisition of interest in EMG closed in early November 2019
- Progressing FLNG FEED and INGL debottlenecking projects



Aphrodite
35% WI
Leviathan
39.7% WI
Tamar SW
25% WI
Tamar
25% WI
Dor
Tel Aviv
Ashdod
Israel
Egypt
NBL Interests
Producing
Discovery
Field Development
Existing Pipeline



Israel Gross Sales Volumes
MMcfe/d
1,200
900
600
300
0
Tamar 1.1. Bcfe/d platform capacity
3Q16
3Q17
3Q18
3Q19

noble energy | 5

Leviathan www.nblenergy.com NYSE: NBL Project $150 MM under budget with production ahead of schedule Leviathan 96% Complete; First Gas Expected in December • $150 MM under project sanction, now $3.6 B total, gross. • Major Milestones Accomplished . Platform jacket installation, subsea pipeline and production manifold successfully installed in 1Q . Umbilical installation and offshore/onshore pipeline connections in 2Q . Production decks shipped in July, arrived in Israel in August, Lifting of the production decks and were successfully installed on the platform jacket in September . Crew quarters commissioned, now occupied by operations and project staff . Onshore valve stations and pipelines complete World Record Offshore Lift of Production Decks Completed Without a Lost-Time Incident Fully constructed Leviathan platform 6

Eastern Mediterranean

www.nblenergy.com | NYSE: NBL

EMG infrastructure ready for significant exports

Closed Acquisition of Interest November 2019

- Mechanical integrity of EMG Pipeline confirmed and certified by third party
- EMG Pipeline hydro tested from Israel into Egypt, confirming sales capability
- NBL owns an effective 10% interest in the pipeline

Egypt Export Contracts Increase Firm Volumes by More Than 160%

- Amended contracts increase firm volumes from 1.15 Tcf to 3 Tcf of total contracted quantities
  - Agreement totals - Leviathan 2.1 Tcf, Tamar 0.9 Tcf
  - Leviathan ramps to 450 MMcf/d and Tamar to 200 MMcf/d over first 2.5 years
- Contract terms extended from 10 to 15 years
- Pricing consistent with original terms


Baker Hughes

Compact electrical driven booster compressor for Ashkelon station


Leviathan
Amman
Jerusalem
Tamar
EMG
Ashkelon
Jordan
El Arish
Egypt
Israel


MMcf/d
700
600
500
400
300
200
100
0
EMG Pipeline Capacity
Fully accommodating firm sales to Egypt
Compressor installation at Ashkelon station
INGL de-bottlenecking
1H 2020
2H 2020
1H 2021
2H 2021
1H 2022
2H 2022

noble energy | 7

www.nblenergy.com | NYSE: NBL

Eastern Mediterranean

2020 inflection point with long-term running room

Strong Regional Sales Outlook

- Expecting combined regional sales for Tamar and Leviathan to range between 1.6 and 1.8 Bcfe/d for 2020
- Pricing structure for Israel assets and regional contracts unchanged
- Substantial cashflow uplift from 2019 to 2020, highlighting critical inflection point for company

Israel 2020 Outlook	
Contracts	~45
Avg. Gross Volume	1.6 – 1.8 Bcf/d
Avg. Sales Price at $60 Brent	~$5.25 / Mcf

Demand Growth to Fill Installed Capacity

- Israel: Continued coal conversion, industrial usage, and transportation
  - Natural gas electricity generation has grown from ~50% in 2015 to an anticipated ~70% in 2019
- Jordan: Industrialization leading to residential and commercial natural gas consumption
- Egypt: Growth anticipated in all market segments
  - Focus on becoming a regional hub for natural gas

Eastern Mediterranean Sales Outlook

Volumes ramping to 2H20 average of 1.8-2.0 Bcfe/d


Bcfe/d
2.0
1.6
1.2
0.8
0.4
-
1H 2019
2H 2019
1H 2020
2H 2020

noble energy | 8

West Africa
www.nblenergy.com | NYSE: NBL

Strong cash flow profile from existing production and development projects

3Q19 Key Highlights

Maximizing Cash flows from Existing Production

- Improved volumes at Aseng and Alen via reservoir and base production management
- Nearly 100% runtime YTD
- Low methanol and LPG pricing partially offset by cost savings and higher production volumes

Successful Development Well at Aseng Oil Field

- Production commenced in October 2019
- Field reached 100 MMBbl cumulative oil production in September 2019

Alen Gas Monetization Project Startup in 1H2021

- Capital-efficient development accessing global LNG markets
- Approximately 600 Bcfe gross recoverable resources
- Infrastructure-led development: ~2.4 Tcfe of additional low-cost, discovered resource for future monetization


Alba Field
33% WI
Equatorial Guinea
Cameroon
Alen
45% WI
LNG Plant
Methanol Plant 45% WI
LPG Plant 28% WI
Bioko Island
Aseng
40% WI
NBL Interests
Producing
Discovery
Planned Pipeline


MBoe/d
West Africa Sales Volumes
Decline primarily from Alba natural gas
75
50
25
0
3Q17
3Q18
3Q19
Oil
NGL
Gas

noble energy | 9

U.S. Onshore

www.nblenergy.com | NYSE: NBL

Lower costs, higher volumes - resulting from ongoing efficiency improvements

3Q19 Key Highlights

U.S. Onshore Efficiencies Exceeding 1H19 Performance

- Avg. well cost reduction of $0.5 MM from mid-year driven by shorter cycle times and efficiency improvements
- Unit operating costs significantly below guidance, LOE average of $3.71 / BOE

All Three Basins Contributed to 3Q Production Growth

- 3Q19 total production of 293 MBoe/d near high end of guidance, up 30 MBoe/d (10 MBbl/d oil) from 2Q19
- DJ and Delaware Basin record quarterly total and oil volumes
- Significant Eagle Ford ramp from late 2Q19 TILs

Maintaining Capital Discipline while Accelerating TILs

- ***All 2019 wells TIL'd at or ahead of schedule***
- USO well cost and facilities savings contributing to lower revised NBL 2019 capital guidance
- Delivering 10% U.S. onshore total and oil growth over 2018

USO Net Production and Capex


MBoe/d
300
250
200
150
100
50
0
Capex ($MM)
$800
$600
$400
$200
$0
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19E
Oil
NGL
Gas
CAPEX

3Q19 Activity	DJ Basin	Delaware	Eagle Ford	Total
Oil (MBbl/d)	73	43	11	127
NGL (MBbl/d)	35	15	26	76
Gas (MMcf/d)	300	75	167	542
Total Sales (MBoe/d)	158	70	65	293
Organic Capital (1) ($MM)	170	157	28	355
Operated Rigs (2)	2	3	0	5
Wells Drilled (2)	30	19	0	49
Wells Completed (2)	28	20	0	48
Wells Brought Online (2)	38	17	0	55
Avg. Working Interest	*98%*	*97%*	-	
Avg. Lateral Length (ft)	*9,048*	*7,525*	-	

(1) Excludes NBL funded midstream of $17 MM
(2) Activity represents NBL operated only

noble energy | 10

www.nblenergy.com | NYSE: NBL

DJ Basin

Improving execution and efficiencies


NBL Acreage
Municipalities
GOR: Low Mid High
Weld
East Pony
Wells Ranch
Mustang
349,000 net acres
86% avg. WI


Net Production
MBoe/d
TILs
160
120
80
40
0
50
25
0
3Q18
4Q18
1Q19
2Q19
3Q19
Oil
NGL
Gas
TILs

Continued Outperformance in DJ Basin

- 2019 YTD operations generating cash flow above capital expenditures
- Record quarterly production of 158 MBoe/d driven by strong base and new well performance
- ~20 TILs anticipated in 4Q (Wells Ranch and East Pony), 2 rigs and 1 frac crew currently operating

Efficiencies Continue to Improve

- World-record 10,308’ of lateral drilled in 24 hours
- Stage transition time and non-productive time continue to decrease
- Avg. well cost down approximately $0.5 MM from mid-year

Mustang Driving Sustainable Energy Development in CO

- Decreasing emissions through use of electric compression and tankless surface facilities
- Mustang row development allowed for use of first electric line-powered drilling rig in the quarter, reducing noise and emissions

noble energy | 11

DJ Basin

www.nblenergy.com | NYSE: NBL

Long-term planning continues to pay dividends

Mustang Continuing Significant Volume Growth

- Average 61 MBoe/d net, in 3Q19, an increase of 20% from 2Q19
- Mustang Row 2 had 15 TILs in 3Q, anticipate next Mustang TILs in early 2020
- Mustang differentially advantaged with diversified processing capacity across multiple providers and offload points
- ~370 drilling permits approved and remaining in the Mustang CDP

Permitting Second Large CDP in Wells Ranch Area

- Application submitted September 2019
- Approximately 38,000 net acres with up to 250 additional drilling permits
- CDP acreage located in higher oil cut area, just north of prolific Kona wells

Mustang Production, Gross

(Row 1 and 2)


MBoe/d
70
60
50
40
30
20
10
0
Jul-18
Sep-18
Nov-18
Jan-19
Mar-19
May-19
Jul-19
Sep-19

North Wells Ranch CDP


7 N 64 W
7 N 63 W
6 N 64 W
6 N 63 W
Weld
East Pony
North Wells Ranch CDP
Wells Ranch
Mustang

noble energy | 12

Delaware Basin

www.nblenergy.com | NYSE: NBL

Realizing the benefits of row development

Capital and Operating Cost Focus

- Well costs reduced by an incremental $0.5 MM from 1H19
- LOE/BOE down 33% from the 4Q18

Improved Cycle Times and Well Results

- Record quarterly production of 70 MBoe/d
- Strong 3Q19 well results in northern and central areas; improved southern well performance with early 4Q results
- Avg. drilling days reduced to ~17, record of <13 days for a 7,500' lateral
- Pump hours per day improved 20% from 4Q18
- ~10 TILs anticipated in 4Q19, 3 rigs and 0 frac crews currently active

EPIC Y-Grade Startup for Crude Service in 3Q19

- NBL transporting barrels at low tariff to Gulf Coast pricing
- Crude line anticipated startup in 1Q20

Newly Installed Electrical Substations Increasing Reliability of Production and Reducing Costs

- LOE savings of over $0.5 MM in first month of use


Reeves
94,000 net acres
82% avg. WI
NBL Acreage


Net Production
MBoe/d
80
60
40
20
0
TILs
30
20
10
0
3Q18
4Q18
1Q19
2Q19
3Q19
Oil
NGL
Gas
TILs

noble energy | 13

U.S. Onshore www.nblenergy.com NYSE: NBL Continued capital and LOE reductions (1) (1) $MM DJ Well Cost $MM Delaware Well Cost $8 Normalized to 9,500’ $12 Normalized to 7,500’ Down $10 $2 MM Down $6 >$2 MM $8 $6 $4 $4 $2 $2 4Q 2018 2019 Budget 1H 2019 3Q 2019 4Q 2018 2019 Budget 1H 2019 3Q 2019 DJ Lease Operating Expense $/BOE $/BOE Delaware Lease Operating Expense $4.00 $12 $10 $3.75 33% $8 Reduction $3.50 15% Reduction $6 $3.25 $4 $3.00 $2 4Q 2018 1Q 2019 2Q 2019 3Q 2019 4Q 2018 1Q 2019 2Q 2019 3Q 2019 (1) Includes drilling, completions, and well level facilities 14

Portfolio Combination Provides Competitive Advantage
www.nblenergy.com | NYSE: NBL

Step change in sustainable production profile with Leviathan start-up

NBL vs. Onshore Basin 2018 Base Decline Rates
Diverse Portfolio Drives Lower Corporate Decline Rate


Annual Decline
50%
40%
30%
20%
10%
0%
Eagle Ford
Delaware
DJ
Scoop Stack
Bakken
Appalachia
NBL Current Base
NBL Post Leviathan
NBL EMed

Source: RS Energy Group, Inc. analysis of aggregate basin-level base production declines from Dec. 2018 to Dec. 2019, as of February 2019. NBL data based on company estimates.

Eastern Mediterranean
World-class natural gas reservoirs with low decline profile
Leviathan online by YE19, material cash flow increase
High-margin, capital-efficient expansion opportunities

U.S. Onshore
Capital and operating efficiencies while delivering moderate growth
DJ Basin: Significant cash flows in excess of capital; increasing volumes
Delaware: Oil growth, majority linked to Gulf Coast pricing by 2H19
Eagle Ford: Cash engine

West Africa
Delivering substantial cash flows from oil and condensate
Alen gas monetization (1H21) drives high-margin growth linked to global LNG markets

noble energy | 15

2020 Inflection Point www.nblenergy.com NYSE: NBL Differentially positioned for sustainable returns to investors NBL Competitive Advantages Leading Into 2020 2020 Priorities Generate Free Cash Flow(1), . Driven by Leviathan impact and portfolio Reduction in Corporate Focused on $500 MM Target Decline Profile to Low 20% diversification (conventional and shale) • Prioritize FCF - U.S. onshore and . Anticipated to further improve with Alen exploration activity to be modified in start-up and Leviathan growth in 2021 lower pricing environments Return Significant Capital to Lower Capital and Cash . Capital efficiency gains in the U.S. onshore Investors sustainable into 2020 Cost Needs • Increase dividend as cash flow grows . Operating cash costs and G&A improved more • Target long-term leverage of <1.5X(2) at than $100 MM from 2019 expectations the upstream level • Opportunistic share repurchases Significant Growth From . Project startup in December 2019, substantial Improve Corporate Returns Leviathan cash flow swing in 2020 . • High-return, high-margin production Double digit production growth growth (1) Free cash flow defined as GAAP cash flow from operations less consolidated capital investments. (2) Net debt to EBITDA ratio. Net debt defined as total debt less cash on balance sheet. EBITDA defined as GAAP earnings before interest, taxes, depreciation, depletion, and amortization. 16

4Q19 Guidance

www.nblenergy.com | NYSE: NBL

Continuing ahead of plan in 2019; Maintaining capital discipline

FY '19 Delivering Ahead of Plan

Capital Down $200 MM from Original Guide

Cash Costs Down $100 MM from Original Guide

Total company production up ~ 1% from Original Guide

4Q 2019 Sales Volume	Crude Oil and Condensate (MBbl/d)		Natural Gas Liquids (MBbl/d)		Natural Gas (MMcf/d)		Total Equivalent (MBoe/d)	
	Low	High	Low	High	Low	High	Low	High
United States Onshore	120	126	70	74	515	540	276	288
Israel	-	-	-	-	205	225	35	37
Equatorial Guinea	14	15	-	-	175	195	45	48
Equatorial Guinea – Equity Method Investment	1	1	4	5	-	-	5	6
Total Company	**135**	**143**	**74**	**78**	**910**	**940**	**364**	**376**

Note: Production uplift from Leviathan startup (anticipated in December 2019) not yet included in guidance numbers.

4Q Guidance Commentary

- **Capital** – reflects planned lower U.S. onshore activities and reduced Leviathan spend
- **Unit production expenses** – anticipated higher than 3Q rate due to lower production, primarily Eagle Ford decline
- **Equity investment income** – impacted by low global liquids pricing (LPG and methanol) and losses on midstream pipeline startups
- **Sales volumes** – in line with expectation
  - U.S. Onshore –Eagle Ford decline and unplanned downtime impacting total BOE and oil volumes
  - Israel – anticipated lower seasonal demand; Leviathan production not included in current estimate
  - E.G. – natural gas declines from Alba

4Q 2019 Capital & Cost Metrics		
Capital Expenditures[(1)] ($MM)		
Total Company Organic Capital	$425 - $475	
Cost Metrics	LOW	HIGH
Unit Production Expenses[(2)] ($/BOE)	8.75	9.25
Marketing and Other[(3)] ($MM)	10	20
DD&A ($/BOE)	16.75	17.50
Exploration ($MM)	25	35
G&A ($MM)	90	100
Interest, net ($MM)	60	65
Other Guidance Items ($MM)		
Equity Investment Income	(5)	5
Midstream Services Revenue – Third Party	30	40
Non-Controlling Interest – NBLX Public Unitholders	20	30

(1) Represents NBL organic capital expenditures, including NBL-funded midstream capital. Excludes NBLX-funded capital and EMG pipeline acquisition capital, as well as costs associated with NBLX acquisition and funding of EPIC pipeline interest. (2) Includes lease operating expenses, production and ad valorem taxes, gathering, transportation and processing expenses, and other royalty. Production taxes reflect current commodity pricing. (3) Represents marketing costs and mitigation of firm transportation through 3rd party commodity purchases/sales.

noble energy | 17

www.nblenergy.com NYSE: NBL Forward-Looking Statements and Other Matters This presentation contains certain "forward-looking statements" within the meaning of federal securities laws. Words such as "anticipates", "plans", "estimates", "believes", "expects", "intends", "will", "should", "may", and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Noble Energy's current views about future events. Such forward-looking statements may include, but are not limited to, future financial and operating results, and other statements that are not historical facts, including estimates of oil and natural gas reserves and resources, estimates of future production, assumptions regarding future oil and natural gas pricing, planned drilling activity, future results of operations, projected cash flow and liquidity, business strategy and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this presentation will occur as projected and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, the volatility in commodity prices for crude oil and natural gas, the presence or recoverability of estimated reserves, the ability to replace reserves, environmental risks, drilling and operating risks, exploration and development risks, competition, government regulation or other actions, the ability of management to execute its plans to meet its goals and other risks inherent in Noble Energy's businesses that are discussed in Noble Energy's most recent annual report on Form 10-K, quarterly report on Form 10-Q, and in other Noble Energy reports on file with the Securities and Exchange Commission (the "SEC"). These reports are also available from the sources described above. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Noble Energy does not assume any obligation to update any forward-looking statements should circumstances or management’s estimates or opinions change. The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The SEC permits the optional disclosure of probable and possible reserves, however, we have not disclosed our probable and possible reserves in our filings with the SEC. We may use certain terms in this presentation, such as “net unrisked resources” or “net risked resources” or “discovered resources”, which by their nature are more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized. The SEC guidelines strictly prohibit us from including these estimates in filings with the SEC. Investors are urged to consider closely the disclosures and risk factors in our most recent Form 10-K and in other reports on file with the SEC, available from Noble Energy’s offices or website, http://www.nblenergy.com. This presentation contains certain non-GAAP financial measures, such as Adjusted Net Income and Adjusted EBITDAX. Reconciliations of these non-GAAP measures to the most comparable financial measure calculated in accordance with GAAP can be found in our most recent earnings release covering the relevant reporting period. Management believes the aforementioned non-GAAP financial measures are good tools for internal use and the investment community in evaluating Noble Energy’s overall financial performance. These non-GAAP measures are broadly used to value and compare companies in the crude oil and natural gas industry. This presentation also contains a forward-looking non-GAAP financial measure of free cash flow, which we define as cash flow from operations (the most comparable GAAP measure) less consolidated capital investments. Because we provide this measure on a forward-looking basis, however, we cannot reliably or reasonably predict certain of the necessary components of the most directly comparable forward-looking GAAP measure, such as future impairments and future changes in working capital. Accordingly, we are unable to present a quantitative reconciliation of such forward-looking non-GAAP financial measure to its most directly comparable forward-looking GAAP financial measure. Management believes this forward-looking non-GAAP measure is a useful tool for the investment community in evaluating Noble Energy’s future liquidity. As with any non-GAAP measure, amounts excluded from such measure may be significant and such measure is not a substitute for the comparable measure calculated in accordance with GAAP. 18

Investor Relations Contacts Brad Whitmarsh Kim Hendrix 281.943.1670 281.943.2197 brad.whitmarsh@nblenergy.com kim.hendrix@nblenergy.com Visit us on the Investor Relations Homepage at www.nblenergy.com